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                                                                   EXHIBIT 10.10

                                SECOND AMENDMENT
                             TO EMPLOYMENT AGREEMENT

        This Second Amendment to Employment Agreement is dated this ____ day of October, 2000, by and between Water Pik Technologies, Inc., a Delaware corporation with its principal place of business in Newport Beach, California ("Water Pik") and Michael P. Hoopis, an individual residing in California ("Executive")

        WHEREAS, Executive and Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI") entered into an Amended and Restated Employment Agreement dated as of September 15, 1998 (the "Agreement");

        WHEREAS, the Agreement was assigned to and assumed by Water Pik on November 29, 1999 as part of the spin-off of ATI's consumer products business;

        WHEREAS, the Agreement was amended on January 10, 2000;

        WHEREAS, Executive and ATI intended to provide for modified vesting of Executive's initial stock option grant in the event certain events occurred within one year after the first anniversary of the Effective Date, as defined in the Agreement;

        WHEREAS, the events have occurred which give effect to the modified stock option vesting schedule intended by the parties;

        WHEREAS, the Agreement in its current form fails to fully reflect the intent of Executive and ATI with regard to the events which give effect to the modified stock option vesting schedule; and

        WHEREAS, Executive and Water Pik desire to amend the Agreement to reflect the actual intent of the parties at the time the Agreement was executed.

        NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements of the parties contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Water Pik and Executive hereby agree, intending to be legally bound, as follows:

1. Paragraph 4(d)(ii) of the Agreement is hereby amended and restated by adding the phrase "or Spin-Off" following the term "Public Offering" in the fifth sentence of said Paragraph. The amended fifth sentence reads as follows:

         "If, however, a Public Offering or Spin-Off is closed during the Term but the Closing Date is at least one year after the first anniversary of the Effective Date, the options shall become exercisable cumulatively in accordance with the following schedule: 10% of the shares covered herein at any time after the Closing Date, an additional 20% of the shares covered herein at any time after the second anniversary of the Effective Date, and the remaining 70% of the shares covered herein at any time after the third anniversary of the Effective Date."

        IN WITNESS WHEREOF, Water Pik and Executive have signed this Amendment, as of the day and year first above written.


                                               WATER PIK TECHNOLOGIES, INC.


                                               By:
                                                   -----------------------------
                                                   Robert P. Bozzone
                                                   Chairman


                                               EXECUTIVE


                                               By:
                                                   -----------------------------
                                                   Michael P. Hoopis